Exhibit 32.3

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Lepercq Corporate Income Fund L.P. (the “Partnership”) on Form 10-Q for the period ended September 30, 2018 as filed with the Securities and Exchange Commission on the date hereof, I, T. Wilson Eglin, President (principal executive officer) of Lex GP-1 Trust, the general partner of the Partnership, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

/s/ T. Wilson Eglin
T. Wilson Eglin President (principal executive officer) of Lex GP-1 Trust, the general partner of Lepercq Corporate Income Fund L.P.
November 6, 2018